SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by  Registrant [ X ]
Filed by a Party other than the  Registrant [ ]
Check
the appropriate box: [ ] Preliminary  Proxy Statement
[ ] Confidential,  for Useof the Commission Only (as permitted by
Rule  14a-6(e)(2))
[ X] Definitive Proxy Statement [ ]
Definitive  Additional  Materials [ ]
Soliciting Material Pursuant
to Sec. 240.14a-11(c) or Sec. 240.14a-12

     . . . . . . . . . . . The Irish Investment Fund, Inc. . . . . .. . . . . .
                                                      . . . .
                  (Name of Registrant as Specified In Its Charter)

Elizabeth A. Russell, Secretary (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           . . . . . .

       2) Aggregate number of securities to which transaction applies:

            . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . .
           . . . . . .

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           . . . . . .

       4) Proposed maximum aggregate value of transaction:

             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


       5) Total fee paid:

            . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . .


[ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       2)  Form, Schedule or Registration Statement No.:

            . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . .
       3)  Filing Party:

            . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . .
       4)  Date Filed:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .

                        THE IRISH INVESTMENT FUND, INC.
                                c/o PFPC Inc.
                        101 Federal Street, 6th Floor
                         Boston, Massachusetts 02110
                          -------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          -------------------------

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Irish Investment Fund, Inc. (the "Fund") will be held on June 14, 2000 at 9:00 a.m. at the offices of Salomon Brothers Asset Management Inc., Downtown Conference Center, Seven World Trade Center, New York, New York 10048, for the following purposes:

1. To elect three (3) Directors of the Fund (Proposal 1).

2. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the year ending October 31, 2000
(Proposal 2).

3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     These  items  are  discussed  in  greater  detail  in  the  attached  Proxy
Statement.

Only stockholders of record at the close of business on Monday, April 24, 2000 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.


                                                     Elizabeth A. Russell
                                                     Secretary
Dated:   May 3, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR
COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                       INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                                         Valid Signature

Corporate Accounts

(1) ABC Corp. ......................................ABC Corp.
(2) ABC Corp. ......................................John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer .......................John Doe
(4) ABC Corp. Profit Sharing Plan ..................John Doe, Trustee

Trust Accounts

(1) ABC Trust ......................................Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee ...........................Jane B. Doe
     u/t/d 12/28/78

Custodian or Estate Accounts

(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA .................John B. Smith
(2) Estate of John B. Smith ........................John B. Smith, Jr., Executor

                        THE IRISH INVESTMENT FUND, INC.
                                 c/o PFPC Inc.
                        101 Federal Street, 6th Floor
                        Boston, Massachusetts 02110

                     ---------------------------------

                              PROXY STATEMENT
                      --------------------------------

This proxy statement is furnished by the Board of Directors of The Irish Investment Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on June 14, 2000 at 9:00 a.m. at the offices of Salomon Brothers Asset Management Inc., Downtown Conference Center, Seven World Trade Center, New York, New York 10048. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors and for the other proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. The Fund's most recent annual report is available upon request without charge by writing to the Fund at the address listed above or by calling 1-800-468-6475.

In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The close of business on Monday, April 24, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 5,009,000 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to stockholders on or about May 3, 2000.

The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications by regular employees of the Fund's Investment Adviser. If necessary, the solicitation of proxies may include communications by employees of a proxy solicitation firm to be engaged by the Fund.

      The date of this Proxy Statement is May 3, 2000.

                          ELECTION OF DIRECTORS
                            (Proposal No. 1)

At the Meeting, three Directors will be elected. Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of Peter J. Hooper and William P. Clark, Class II consists of James
M. Walton and Denis P. Kelleher, and Class III consists of Denis Curran. The two Directors in Class I are being considered for election at this Meeting. In addition, Denis Curran is being considered for election as a Class III Director of the Fund. Mr. Curran was appointed to the Board of Directors in March, 2000 by Unanimous Written Consent of Directors to fill the vacancy created by the resignation of Gerald Colleary. If elected, William P. Clark and Peter J. Hooper will hold office for a term of three years and until their successors are elected and qualified. Denis Curran will hold office for an initial term of two years. It is the intention of the persons named in the accompanying form of proxy to vote, on behalf of the stockholders, for the election of William P. Clark, Peter J. Hooper and Denis Curran.

Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. The Board of Directors has no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Directors may recommend.

The Directors and Officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly-held companies.

                                                                                                Common Stock of the
                                  First                                                         Fund Beneficially
                                  Became a                                                         Owned as of
Name, Age, Position with Fund,    Director/   Term         Principal Occupations and Other       April 24, 2000**
                         ------                                                     -------      ----------------
and Address                        Officer     Expiring              Affiliations                                      Percent

Peter J. Hooper, 60                 1990         2000     Consultant;   formerly   President          1,000             ****
Chairman of the Board                                     and  General   Manager,   Bank  of
Westchester Financial Center                              Ireland,  New  York;  Director  of
Suite 1000                                                the Ireland  United States Council
50 Main Street                                            for Industry and Commerce
White Plains, NY  10606

William P. Clark, 68                1990         2000     Chief  Executive  Officer of Clark          2,033             ****
Director                                                  Company;  Sr.  Counsel  to the law
1031 Pine Street                                          firm Clark, Cali and Negranti
Paso Robles, CA  93446

Denis Curran, 52                    2000         2000     Director    and     President    -            0               ****
Director*                                                 International  of Bank of  Ireland
75 Holly Hill Lane                                        Asset Management
Greenwich, CT  06830

Denis P. Kelleher, 61
Director                            1991         2001     Chief  Executive   Officer,   Wall          15,000          ****
17 Battery Place, 11th Floor                              Street Access
New York, NY  10004


                                    First                                                     Common Stock of the
                                  Became a                                                  Fund Beneficially Owned
Name, Age, Position with Fund,    Director/       Term        Principal Occupations and      as of April 24, 2000**
                        -------                                                        -           ----------------
          and Address              Officer      Expiring          Other Affiliations                                   Percent

James M. Walton, 69                 1990          2001      Formerly,  Director  and  Vice           1,270              ****
Director                                                    Chairman,   MMC  Group,   Inc.
525 William Penn Place                                      (management company)
Room 3902
Pittsburgh, PA  15219

Richard H. Rose, 44                 1995          ***       Vice  President  and  Division             0              ****
President and Treasurer                                     Manager,       PFPC      Inc.;
101 Federal Street                                          previously,     Senior    Vice
6th Floor                                                   President    of   The   Boston
Boston, MA  02110                                           Company Advisors, Inc.


Elizabeth A. Russell, 37            1997          ***       Vice  President,   PFPC  Inc.;             0              ****
Secretary                                                   previously,   Counsel,   First
101 Federal Street                                          Data Investor  Services Group,
6th Floor                                                   Inc.
Boston, MA  02110


                  All Directors and Officers as a group.................                               19,303             ****
                                                                                                                          ====


* "Interested" Director within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Curran is an "interested" Director because of his affiliation with Bank of Ireland Asset Management, which is an affiliate of the Fund's investment adviser. ** This information has been furnished by each Director and Officer. *** Each Officer of the Fund will hold such office until a successor has been elected by the Board of Directors. ****
Less than 1%.

There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 1999. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board of Directors for the fiscal year ended October 31, 1999 were $52,558.

The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are Messrs.
Clark, Hooper, Kelleher, and Walton. Messrs. Clark, Hooper, Walton, and Kelleher are "non-interested" Directors. The Audit Committee met once during the fiscal year ended October 31, 1999. At the present time, the Board of Directors has no compensation or nominating committees, or other committees performing similar functions.

The following table sets forth certain information regarding the compensation of the Fund's Directors and Officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund's Principal Investment Adviser or any affiliate thereof an annual fee of $7,000 plus $700 for each meeting of the Board of Directors or a committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional $3,500 annually. Each Director is reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by PFPC Inc. ("PFPC"), the Fund's administrator, receive reimbursement from the Fund for travel to and from Board Meetings. No Director received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 1999.


                         COMPENSATION TABLE
                              for the
                 Fiscal Year Ended October 31, 1999

                                                        Pension or
                                                        Retirement        Estimated
                                                     Benefits Accrued      Annual       Total Compensation
                                Aggregate             as Part of Fund     Benefits      From the Fund Paid
 Name of Person and Position    Compensation From        Expenses           upon           to Directors
                    --------                 -----       --------                          ------------
                                     the Fund                            Retirement

Peter J. Hooper.............          $  14,000              0               N/A            $ 14,000
    Chairman of the Board

William P. Clark............          $  10,500              0               N/A            $ 10,500
    Director

*Gerald F. Colleary.........          $       0              0               N/A            $      0
    Director

#Denis Curran...............          N/A                   N/A              N/A            N/A
    Director

Denis P. Kelleher...........          $  10,500              0               N/A            $ 10,500
    Director

James M. Walton.............          $  10,500              0               N/A            $ 10,500
    Director
* Resigned from the Board on January 14, 2000
# Not a Director of the Fund during the period ended October 31, 1999.

Required Vote

In the election of the Directors of the Fund, each candidate in order to be elected requires the affirmative vote of a majority of the votes cast by the holders of shares of the Fund represented at the Meeting, if a quorum is present.


THE BOARD OF DIRECTORS OF THE FUND  RECOMMENDS  THAT YOU
VOTE "FOR" PROPOSAL NO.1.


                     SELECTION OF INDEPENDENT ACCOUNTANTS
                                (Proposal No. 2)

A majority of the Directors who are not "interested" Directors of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) has selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the year ending October 31, 2000. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying Proxy Statement will vote for
PricewaterhouseCoopers LLP. It is expected that a representative of PricewaterhouseCoopers LLP will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.


The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC"). In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

Required Vote

Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Fund represented at the meeting if a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS OF THE FUND, RECOMMEND THAT YOU VOTE "FOR" PROPOSAL NO. 2.


                         ADDITIONAL INFORMATION

Investment Adviser and Administrator

The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Irish corporations. Bank of Ireland Asset Management (U.S.), Limited ("BIAM"), an Irish company registered as an investment adviser under the U.S. Investment Advisers Act of 1940, acts as the Fund's Principal Investment Adviser. BIAM's office in the United States is located at: 75 Holly Hill Lane, Greenwich, Connecticut 06830.

PFPC Inc.,  located at 101 Federal  Street,  Boston,
Massachusetts 02110, provides administration services to the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of management of the Fund, no person owns of record or beneficially 5% or more of the Fund's outstanding voting securities as of April 24, 2000.

               COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires that the Fund's Directors and Officers, certain persons affiliated with the Principal Investment Adviser, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, Officers, and greater than 10% shareholders are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely upon the SEC's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that during 1999 these persons complied with all such filing requirements.

                    BROKER NON-VOTES AND ABSTENTIONS

A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that each successful candidate receives the affirmative vote of a majority of votes cast at the Meeting; therefore, abstentions will be disregarded. The ratification of independent accountants (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded in determining the vote cast on the Proposal.


                                OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            STOCKHOLDER PROPOSALS

A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 2001 must be received by the Fund on or before February 15, 2001 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.




                                                     Elizabeth A. Russell
                                                     Secretary

Dated: May 3, 2000

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                         THE IRISH INVESTMENT FUND, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders ---- June 14, 2000

The undersigned hereby appoints Peter J. Hooper, Ciaran Spillane and Elizabeth Russell, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The Irish Investment Fund, Inc. held of record by the undersigned on April 24, 2000 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 14, 2000, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                       (Continued on the reverse side)

A

                     Please mark
                     your
                     Votes as in
                     this example


                                                  FOR             WITHHELD             ABSTAIN


1.    ELECTION    Nominees:
      OF          Peter J. Hooper
      DIRECTORS   (Class I Director)

                  William P. Clark
                    (Class I Director)

                  Denis Curran
                  (Class III Director)


For, except vote withheld from the
following nominee(s):

____________________________________


 2.   Ratification of the selection
      of PricewaterhouseCoopers LLP
      as independent
      Accountants for the fiscal
      year ending
      October 31, 2000.

3.    To consider and vote upon such
      other  matters as they may come
      before said Meeting or any
      adjournment thereof.

Check Here For Change
of Address and Note
hereon.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees and Proposal 2, and Proposal 3, as such matters may arise. Please refer to the proxy statement for a discussion of all the proposals. Please sign exactly as name appears hereon.




Signature:_____________________________________________________________________
Date:______________________________________________   (Important):  Please  sign
this Proxy exactly as the name(s) appear hereon. If joint owners, EITHER may sign this proxy. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Proxies executed in the name of a corporation should be signed on behalf of the corporation by a duly authorized officer.